UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 2, 2008

SOUTHWALL TECHNOLOGIES, INC.
(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-15930	94-2551470
(Commission File Number)	(I.R.S. Employer Identification No.)

3788 Fabian Way, Palo Alto, CA	94303
(Address of Principal Executive Offices)	(Zip Code)

(650) 962-9111
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2007 Southwall Technologies modified its arrangement with R Eugene Goodson who will continue as Chairman of the Board of Directors,  and Executive Chairman of Southwall Technologies.  His annual compensation shall be $80,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 2, 2008	SOUTHWALL TECHNOLOGIES, INC.

	By:	/s/ Mallorie Burak
Mallorie Burak
Chief Accounting Officer